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                                                                    Exhibit 10.2

                                  NETFLIX, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

                            Adopted February 27, 2002

     The following constitutes the provisions of the 2002 Employee Stock Purchase Plan of Netflix, Inc.

     1. Purpose. The purpose of the Plan is to provide Employees with an
        -------
opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit Plan participation in a manner that is consistent with the requirements of that section of the Code.

     2. Definitions.
        -----------

        (a) "Administrator" means the Board or any committee thereof designated
             -------------
by the Board in accordance with Section 14.

        (b) "Board" means the Board of Directors of the Company.
             -----

        (c) "Change of Control" means the occurrence of any of the following
             -----------------
events:

            (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

            (iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.

            (iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" means Directors who either (A) are Directors as of the effective date of the Plan (pursuant to Section 23), or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors.

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            (d) "Code" means the Internal Revenue Code of 1986, as amended. Any
                 ----
reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

            (e) "Common Stock" means the common stock of the Company.
                 ------------

            (f) "Company" means Netflix, Inc., a Delaware corporation.
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            (g) "Compensation" shall mean all salary, wages (including amounts
                 ------------
elected to be deferred by the employee, that would otherwise have been paid, under a cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses and any other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income recognized in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation.

            (h) "Designated Subsidiary" means any Subsidiary that has been
                 ---------------------
designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

            (i) "Director" means a member of the Board.
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            (j) "Employee" means any individual who is a common law employee of
                 --------
an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            (k) "Employer" means any one or all of the Company and its
                 --------
Designated Subsidiaries.

            (l) "Enrollment Date" means the first Trading Day of each Offering
                 ---------------
Period.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended, including the rules and regulations promulgated thereunder.

            (n) "Exercise Date" means the first Trading Day on or after May 1/st/ and November 1/st/ of each year. The first Exercise Date under the Plan shall be November 1, 2002.

            (o) "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or

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system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator, or;

              (iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus deemed to be included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock (the "Registration Statement").

          (p) "Offering Periods" means the periods of approximately twenty-four
               ----------------
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1st and November 1st of each year and terminating on the first Trading Day on or after the May 1st and November 1st Offering Period commencement date approximately twenty-four
(24) months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the first Trading Day on or after the earlier of (i) May 1, 2004 or (ii) twenty-seven (27) months from the beginning of the first Offering Period; and provided, further, that the second Offering Period under the Plan shall commence on November 1, 2002. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (q) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (r) "Plan" means this 2002 Employee Stock Purchase Plan.
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          (s) "Purchase Period" means the approximately six (6) month period
               ---------------
commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (t) "Purchase Price" means an amount equal to eighty-five percent
               --------------
(85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

          (u) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

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         (v) "Trading Day" means a day on which the U.S. national stock
              -----------
exchanges and the Nasdaq System are open for trading.


     3.  Eligibility.
         -----------

         (a) First Offering Period. Any individual who is an Employee
             ---------------------
immediately prior to the first Offering Period under the Plan shall be automatically enrolled in the first Offering Period.

         (b) Subsequent Offering Periods. Any individual who is an Employee as
             ---------------------------
of the Enrollment Date of any future Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 5.

         (c) Limitations. Any provisions of the Plan to the contrary
             -----------
notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering Periods. The Plan shall be implemented by consecutive,
         ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1st and November 1st of each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 20; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the first Trading Day on or after the earlier of (i) May 1, 2004 or (ii) twenty-seven (27) months from the beginning of the first Offering Period; and provided, further, that the second Offering Period under the Plan shall commence on November 1, 2002. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings and create new Offering Periods without stockholder approval.

     5.  Participation.
         --------------

         (a) First Offering Period. An Employee who has become a participant in
             ---------------------
the first Offering Period under the Plan pursuant to Section 3 shall be entitled to continue his or her participation in such Offering Period only if he or she submits to the Company's payroll office (or its designee) a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose (i) no earlier than the effective date of the filing of the Company's Registration Statement on Form S-8 with respect to the shares of Common Stock issuable under the Plan (the "Effective Date") and (ii) no later than five (5) business days from the Effective Date (the "Enrollment Window"). A participant's failure to submit the subscription

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agreement during the Enrollment Window pursuant to this Section 5(a) shall result in the automatic termination of his or her participation in the first Offering Period under the Plan.

          (b) Subsequent Offering Periods. An Employee who is eligible to
              ---------------------------
participate in the Plan pursuant to Section 3(b) may become a participant by (i) submitting to the Company's payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

      6.  Payroll Deductions.
          ------------------

          (a) At the time a participant enrolls in the Plan pursuant to Section 5, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 15% of the Compensation which he or she receives on each such payday.

          (b) Payroll deductions authorized by a participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10; provided, however, that for the first Offering Period under the Plan, payroll deductions shall commence on the first payday on or following the end of the Enrollment Window.

          (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (d) A participant may discontinue his or her participation in the Plan as provided in Section 10, or may change the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company's payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that a participant may only make two payroll deduction changes during each Purchase Period. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions shall continue at the last properly elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this
Section 6(d) shall be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Company, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

          (e)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate originally elected by the participant effective as of the beginning of the first Purchase Period

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which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

          (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option. On the Enrollment Date of each Offering Period, each
          ---------------
Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall a participant be permitted to purchase during each Purchase Period more than 12,500 shares of Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13. The Employee may accept the grant of such option by submitting a properly completed subscription agreement in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option shall expire on the last day of the Offering Period.

     8.   Exercise of Option.
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          (a) Unless a participant withdraws from the Plan as provided in
Section 10, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator

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may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

     9.  Delivery. As soon as administratively practicable after each Exercise
         --------
Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion). No participant shall have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

     10. Withdrawal.
         ----------

         (a) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company's payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant's payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after the effective date of his or her withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

         (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Termination of Employment. Upon a participant's ceasing to be an
         -------------------------
Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's

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

option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12. Interest. No interest shall accrue on the payroll deductions of a
         --------
participant in the Plan.

     13. Stock.
         -----

         (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,750,000 shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in fiscal year 2003, equal to the lesser of (i) 1,000,000 shares, (ii) two percent (2%) of the outstanding shares on such date or (iii) an amount determined by the Board.

         (b) Shares of Common Stock to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. Administration. The Board or a committee of members of the Board who
         --------------
shall be appointed from time to time by, and shall serve at the pleasure of, the Board, shall administer the Plan. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan. Every finding, decision and determination made by the Administrator (or its designee) shall, to the full extent permitted by law, be final and binding upon all parties.

     15. Designation of Beneficiary.
         --------------------------

         (a) A participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant at any time. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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

         (c) All beneficiary designations under this Section 15 shall be made in such form and manner as the Administrator may prescribe from time to time.

     16. Transferability. Neither payroll deductions credited to a participant's
         ---------------
account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

     17. Use of Funds. All payroll deductions received or held by the Company
         ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares.

     18. Reports. Individual accounts shall be maintained for each participant
         -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

     19. Adjustments, Dissolution, Liquidation or Change of Control.
         ----------------------------------------------------------

         (a) Adjustments. In the event that any dividend or other distribution
             -----------
(whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.

         (b) Dissolution or Liquidation. In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

          (c) Change of Control. In the event of a Change of Control, each
              -----------------
outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed Change of Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in
Section 10.

     20.  Amendment or Termination.
          ------------------------

          (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

              (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

               (iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. Notices. All notices or other communications by a participant to the
         -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be
         ----------------------------------
issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, the Exchange Act and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur
         ------------
of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20.

     24. Automatic Transfer to Low Price Offering Period. To the extent
         -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

                          SAMPLE SUBSCRIPTION AGREEMENT
                          -----------------------------

                                  NETFLIX, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____ Original Application                            Offering Date:___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ____________________ hereby elects to participate in the Netflix, Inc. 2002 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Plan.

5. Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of Employee or Employee and Spouse only.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree
                                                                --------------
    to notify the Company in writing within 30 days after the date of any
    ---------------------------------------------------------------------
    disposition of my shares and I will make adequate provision for Federal,
    ------------------------------------------------------------------------
    state or other tax withholding obligations, if any, which arise upon the
    ------------------------------------------------------------------------
    disposition of the Common Stock. The Company may, but will not be obligated
    -------------------------------
    to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and/or shares due me under the
     Plan:


     NAME:  (Please print)_____________________________________________________
                             (First)         (Middle)          (Last)



     _________________________               ___________________________________
     Relationship

     _________________________               ___________________________________
     Percentage Benefit                      (Address)


     NAME:  (Please print)_____________________________________________________
                             (First)         (Middle)          (Last)


     _________________________               ___________________________________
     Relationship

     _________________________               ___________________________________
     Percentage Benefit                      (Address)

         Employee's Social
         Security Number:                   ____________________________________

         Employee's Address:                ____________________________________

                                            ____________________________________

                                            ____________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:_________________________         ________________________________________
                                        Signature of Employee

                                        ________________________________________
                                        Spouse's Signature (If beneficiary other than spouse)

                            SAMPLE WITHDRAWAL NOTICE
                            ------------------------

                                  NETFLIX, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         The undersigned participant in the Offering Period of the Netflix, Inc. 2002 Employee Stock Purchase Plan which began on ____________, ______ (the "Offering Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                                Name and Address of Participant:

                                                ________________________________

                                                ________________________________

                                                ________________________________

                                                Signature:

                                                ________________________________

                                                Date:___________________________